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                                                                   Exhibit 10.17

                                                                  EXECUTION COPY






                         COMMERCIAL LOAN SALE AGREEMENT

                                     between

                            FIRST INTERNATIONAL BANK,
                                    as Seller


                                       and

                               FIB HOLDINGS, INC.
                                  as Purchaser


                          Dated as of December, 1, 1999
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         COMMERCIAL LOAN SALE AGREEMENT (this "Agreement"), dated as of December
1, 1999, by and between First International Bank, a Connecticut bank and trust company (the "Seller"), and its successors and permitted assigns and FIB Holdings, Inc., a Delaware corporation (the "Purchaser"), and its successors and assigns.

                              W I T N E S S E T H:

         WHEREAS, the Purchaser has been formed as a qualifying special purpose entity for the purpose of acquiring Commercial Loans from the Seller; and

         WHEREAS, from time to time, the Seller intends to sell or contribute Commercial Loans to the Purchaser, and the Purchaser intends to purchase and/or accept Commercial Loans from the Seller.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

         SECTION 1. Definitions; Interpretation. Capitalized terms shall have the meanings ascribed to them in this Agreement and the following terms shall have the following meanings:

         "Adverse Claim" shall mean any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the interests created under the Warehouse and Security Agreement in favor of the Lender.

         "Applicable Percentage" shall mean (i) for Eligible Commercial Loans that are not Insured Commercial Loans, 82% and (ii) for Eligible Commercial Loans that are Insured Commercial Loans, the percentage agreed to among the Seller, the Purchaser and the Lender pursuant to a separate written agreement.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or Hartford, Connecticut are authorized or obligated by law, executive order or governmental decree to be closed.

         "Collateral" shall have the meaning set forth in the Warehouse and Security Agreement.

         "Commercial Loan" shall mean a commercial loan made by the Seller to Obligors in connection with financing the following: equipment loans, working capital term loans, and loans secured by mortgages on commercial real estate.

         "Commercial Loan Acquisition Price" shall mean the lesser of (i) the Applicable Percentage of the Unpaid Principal Balance for Eligible Commercial Loans as of the date of purchase, and (ii) the Applicable Percentage of the aggregate market value of such Eligible Commercial Loans.

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         "Commercial Loan Documents" shall have the meaning set forth in Section
2 of the Custody Agreement.

         "Commercial Loan Files" shall have the meaning set forth in Section 2 of the Custody Agreement.

         "Custody Agreement" shall mean the Commercial Loan Custody Agreement, dated as of December 1, 1999, among the Purchaser, the Lender and the Custodian

         "Custodian" shall be HSBC Bank USA.

         "Cut-off Date" shall mean with respect to each Commercial Loan, the applicable Funding Date, unless otherwise mutually agreed upon by the Seller, the Purchaser and the Lender.

         "Eligible Commercial Loan" shall mean, for any date of determination, any Commercial Loan as to which the representations and warranties set forth in
Section 4(b) of the Warehouse and Security Agreement are true and correct as of the related Funding Date (for purposes hereof substituting the word "Seller" for "Borrower" therein), and as to which the Custodian has delivered a Trust Receipt pursuant to the Custody Agreement.

         "Event of Default" shall have the meaning assigned thereto in Section 10 of the Warehouse and Security Agreement.

         "Expiration Date" shall mean December 28, 2000, which is the last permissible Sale Date.

         "Funding Date" shall have the meaning set forth in Section 1.2 of the Warehouse and Security Agreement.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Insurance Policy" collectively, shall mean those certain Comprehensive Export Credit Insurance Policy #649-8471 issued on April 17, 1998 and renewed on April 17, 1999 and the Domestic Credit Insurance Policy #649-8512 issued on July 28, 1998 and renewed on July 28, 1999, each issued by the Insurer and relating to each Insured Commercial Loan, as each may be subsequently renewed, extended, amended, supplemented or modified from time to time.

         "Insured Commercial Loan" shall mean a Commercial Loan that is entitled to the benefits of the Insurance Policy.

         "Insurer" shall mean the National Union Fire Insurance Company of Pittsburgh, PA and its permitted successors and assigns.

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         "Insurer Consent" shall mean a letter from the Insurer consenting to the transfer by the Seller to the Purchaser of any and all Insured Commercial Loans hereunder and the pledge of such Insured Commercial Loans to the Lender pursuant to the Warehouse and Security Agreement and containing such other provisions that the Lender may request.

         "Lender" shall mean Prudential Securities Credit Corporation, its successors and permitted assigns.

         "Obligor" means the obligor on a Commercial Loan.

         "Parent" shall mean First International Bancorp, Inc., its successors and permitted assigns.

         "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, estate, unincorporated organization or government (or any agency or political subsection thereof).

         "Repurchase Price" shall mean as to any Commercial Loan, the then current Commercial Loan Acquisition Price.

         "Sale Assignment" each assignment, substantially in the form of Exhibit A to this Agreement, executed by the Seller in favor of the Purchaser from time to time conveying Commercial Loans to the Purchaser.

         "Sale Date" shall mean, with respect to any Commercial Loan, the date on which such Commercial Loan is sold or contributed pursuant to Section 2 of this Agreement.

         "Trust Receipt" shall be defined in the Custody Agreement.

         "Unpaid Principal Balance" means, as of any date of determination, the unpaid principal amount for a Commercial Loan.

         "Warehouse and Security Agreement" shall mean the Warehouse and Security Agreement, dated as of December 1, 1999, between the Purchaser and the Lender.

         Capitalized terms used but not defined herein shall have the meanings given to them in the Warehouse and Security Agreement.

         SECTION 2. Sale and Disposition of Commercial Loans.

                  (a) From time to time, but no later than the Expiration Date, the Seller may sell or contribute (and by execution of a Sale Assignment will thereby sell or contribute) to the Purchaser, subject to the terms and conditions of this Agreement, all right, title and interest of the Seller in and to:

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                  (i) the Commercial Loans listed in the related Sale
         Assignment, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof after the related Cut-off Date and all liquidation proceeds and recoveries thereon, in each case as they arise after the related Cut-off Date or other date specified in the Sale Assignment;

                  (ii) all security interests and liens and property subject thereto from time to time purporting to secure payment by Obligors under such Commercial Loans;

                  (iii) all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Commercial Loans, including without limitation, proceeds received under each Insurance Policy relating to each Insured Commercial Loan;

                  (iv) all collections and records (including computer records) with respect to the foregoing;

                  (v) all documents relating to such Commercial Loans, including those contained in the Commercial Loan Files and all Commercial Loan Documents; and

                  (vi) all income, payments, proceeds and other benefits of any and all of the foregoing.

Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase or accept the foregoing from the Seller. To the extent that the Commercial Loan Acquisition Price paid to the Seller for any Commercial Loans is less than the fair market value of such Commercial Loans, the difference between such fair market value and the Commercial Loan Acquisition Price shall be deemed to be a capital contribution made by the Seller to Purchaser on the relevant Sale Date.

         (b) In order to offer a Commercial Loan for sale by the Seller to the Purchaser, the Seller shall deliver to the Custodian, on behalf of the Purchaser, each of the Commercial Loan Documents and the originally executed Sale Assignment therefor prior to the Sale Date. Upon receipt by the Custodian of the complete Commercial Loan Documents and the duly executed original Sale Assignment, the acceptance and approval by the Lender of a duly executed Trust Receipt from the Custodian, and subject to the terms of this Agreement, the Purchaser will transfer or cause to be transferred to the Seller, an amount equal to the Commercial Loan Acquisition Price with respect to such the Commercial Loans identified on the Trust Receipt by the close of business on or before the second Business Day following the receipt by the Custodian of such Commercial Loan Documents and Sale Assignment.

         (c) Upon payment of the Commercial Loan Acquisition Price and execution of the Sale Assignment with respect to a Commercial Loan, the ownership of each such Commercial Loan and all collections allocable to principal thereon since the related Cut-off Date and all other property interests or rights conveyed pursuant to and referenced in Section 2(a) hereof, shall be

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vested in the Purchaser, and the Seller shall not take any action inconsistent with such ownership nor claim any ownership interest in any such Commercial Loan for any purpose whatsoever other than consolidated financial and federal and state income tax reporting.

         (d) On or prior to the related Sale Date, the Seller shall indicate in its computer files and other records that each Commercial Loan has been sold to the Purchaser and transferred and, if applicable, pledged to the Lender. In addition, on or prior to the Sale Date, the Seller shall deliver to the Purchaser (or to the Lender, if the Purchaser has pledged such Commercial Loans to the Lender), UCC-1 financing statements in favor of the Purchaser and, if applicable, the Lender with respect to the Commercial Loans meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary or appropriate to perfect the acquisition of the Commercial Loans by the Purchaser from the Seller. In addition, the Seller and the Purchaser each shall respond to any inquiries with respect to ownership of a Commercial Loan by stating that such Commercial Loan has been sold to the Purchaser and that the Purchaser is the owner of such Commercial Loan and, if applicable, that such Commercial Loan has been assigned to the Lender.

         (e) The Seller, at any time and from time to time shall, at its sole cost and expense, afford the Purchaser and the Custodian, as the case may be, and their respective authorized agents and representatives upon reasonable notice, reasonable access during regular business hours to its records relating to its performance under and compliance with this Agreement and will cause its personnel to assist in any examination of such records to enable such party to determine the Seller's compliance with the terms of this Agreement. The examination referred to in the immediately preceding sentence will be conducted in a manner that does not unreasonably interfere with the Seller's normal operations or customer or employee relations.

         (f) The Seller agrees that, from time to time, at its expense, it will promptly execute and deliver all further instruments, notices and documents, and take all further action, that may be necessary or appropriate, as reasonably determined by the Purchaser, or that the Purchaser may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Commercial Loans to the Purchaser or to enable the Purchaser or the Lender to exercise or enforce any of its respective rights hereunder or under any Sale Assignment, as the case may be.

         (g) Any action required or permitted to be taken by the Purchaser in furtherance of its agreement to purchase Commercial Loans hereunder, including enforcement of its rights and receipt of documents, may be delegated by it to one or more agents, or assigned to the Lender pursuant to the Warehouse and Security Agreement.

         (h) Except as specifically provided for herein, the sale and the purchase of the Commercial Loans under this Agreement is without recourse to the Seller; provided that the Seller shall be liable to the Purchaser for all representations, warranties, covenants and indemnities made by it under this Agreement.

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         (i) Neither the Purchaser nor any assignee shall have any obligation or liability with respect to any Commercial Loan, nor shall the Purchaser or any assignee have any liability to any Obligor in respect of any Commercial Loan. No such obligation or liability is intended to be assumed by the Purchaser or any assignee herewith, and any such liability hereby is expressly disclaimed.

         SECTION 3. Intended Characterization; Grant of Security Interest.

         It is the intention of the parties hereto that each transfer of Commercial Loans to be made pursuant to the terms hereof shall constitute a sale or, to the extent set forth in Section 2(a) hereof, a capital contribution by the Seller to the Purchaser and not a loan. In the event, however, that a court of competent jurisdiction were to hold that any such transfer constitutes a loan and not a sale or capital contribution, it is the intention of the parties hereto that the Seller shall be deemed to have granted to the Purchaser as of the date hereof a first priority perfected security interest in all of Seller's right, title and interest in, to and under each Commercial Loan, and the related property as described in Section 2(a) hereof. In the event of the characterization of any such transfer as a loan, the amount of interest payable or paid with respect to such loan under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable state law or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable state law, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any such loan exceeds the Highest Lawful Rate, the parties hereto stipulate that
(a) to the extent possible given the term of such loan, such excess amount previously paid or to be paid with respect to such loan be applied to reduce the principal balance of such loan, and the provisions thereof immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and (b) to the extent that the reduction of the principal balance of, and the amounts collectible under, such loan and the reformation of the provisions thereof described in the immediately preceding clause (a) is not possible given the term of such loan, such excess amount will be deemed to have been paid with respect to such loan as a result of an error and upon discovery of such error or upon notice thereof by any party hereto such amount shall be refunded by the recipient thereof.

         SECTION 4. Conditions Precedent to Purchase.

         The agreement of the Purchaser to purchase Commercial Loans pursuant to
Section 2 of this Agreement on each Sale Date is subject to the following:

         (i)      each Commercial Loan shall be an Eligible Commercial Loan;

         (ii) the representations and warranties of the Seller contained in Sections 5(a) and 5(b) of this Agreement shall be true and correct on and as of such Sale Date and no violations of the covenants contained in Section 5(c) of this Agreement shall be existing;

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         (iii) the fulfillment and satisfaction of the conditions required in
Section 1 of the Warehouse and Security Agreement; and

         (iv) with respect to the first Sale Date on which Insured Commercial Loans are being transferred, an Insurer Consent shall have been executed and delivered to the Purchaser and the Lender; and

         SECTION 5. Representations, Warranties and Covenants of Seller.

         (a) The Seller represents and warrants to the Purchaser, as of the date hereof (which representations and warranties may be relied upon by the Lender, as if made directly to the Lender, and such representations and warranties shall be deemed reaffirmed on each Sale Date as though made on such Sale Date) with respect to the Seller as follows:


                  (i) The Seller has been duly organized and is validly existing as a bank and trust company under the laws of the State of Connecticut.

                  (ii) The Seller is duly licensed as a "Licensee" or are otherwise qualified in each state in which it transacts business where the ownership or leasing of its properties or the conduct of its business requires such license or qualification and are not in default of such state's applicable law, rules and regulations. It has the requisite power and authority and legal right to own, transfer ownership and/or grant a lien on all of their right, title and interest in and to the Commercial Loans, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement and the Custody, as applicable.

                  (iii) At all times after the Custodian has received an original note and Commercial Loan File relating to a Commercial Loan from the Seller and until payment in full of the Loan made by the Lender to the Purchaser pursuant to the Warehouse and Security Agreement, the Seller will not commit any act in violation of applicable laws, or regulations promulgated with respect thereto.

                  (iv) The Seller is solvent and is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money, and the execution, delivery and performance by the Seller of this Agreement and the Custody Agreement, as applicable, and the execution by the Seller of this Agreement and the Custody Agreement does not conflict with any term or provision of the charter, certificate of incorporation or by-laws of any of them or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over any of them and will not result in any violation of any mortgage, instrument or agreement pertaining to indebtedness for borrowed money.


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                  (v) All financial statements of the Seller furnished to the
         Purchaser and the Lender do not omit to disclose any material liabilities or other facts relevant to the Seller's condition. All certificates of the Seller or any of its officers furnished to the Holdings or the Lender are true and complete. All such financial statements have been prepared in accordance with GAAP. No financial statement or other financial information as of a date later than the date set forth in the Parent's most recent 10-K or 10-Q filing under the Securities Exchange Act of 1934, as amended, has been furnished by the Seller to another lender of the Seller that has not been furnished to the Purchaser and the Lender.

                  (vi) Except as have been previously obtained, no consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by it of this Agreement and the Custody Agreement, as applicable.

                  (vii) There is no action, proceeding or investigation pending or, to the best knowledge of the Seller, threatened against the Seller before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, as applicable, or the Custody Agreement, as applicable, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Custody Agreement, as applicable, or (C) which might materially and adversely affect the validity of the Commercial Loans or the performance by any of them of their obligations under, or the validity or enforceability of, this Agreement or the Custody Agreement, as applicable.

                  (viii) There has been no adverse change in the business, operations, financial condition, properties or prospects of the Seller and the Parent taken as a whole since the date set forth in the Parent's most recent 10-K or 10-Q filing under the Securities Exchange Act of 1934, as amended, which would have a material adverse affect on the Seller's ability to perform their respective obligations under this Agreement or the Custody Agreement, as applicable.

                  (ix) This Agreement and the Custody Agreement, as applicable, have been duly authorized, executed and delivered by the Seller, all requisite corporate action having been taken, and each is valid, binding and enforceable against the Seller in accordance with its terms.

                  (x) When a note and the related Commercial Loan File evidencing a Commercial Loan and the other Commercial Loan Documents are delivered to the Custodian, the security interest granted pursuant to the Warehouse and Security Agreement will constitute a fully-perfected first priority security interest in the Collateral in favor of the Lender.

                  (xi) The Boards of Directors of the Seller has approved the formation of the Borrower for the purposes set forth in the Borrower's certificate of incorporation and the

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         transactions contemplated by this Agreement and the Custody Agreement, such approvals have been duly noted in the minutes of the Board of Directors of the Seller and, from the time of execution of this Agreement and the Custody Agreement, will be continuously an official record (as such term is used in Section 13(e)(1)(D) of the Federal Deposit Insurance Act, as amended by the Financial Institution Reform, Recovery and Enforcement Act and as in effect on the date hereof) of the Seller.

                  (xii) At the time of origination of a Commercial Loan, in all instances where commercial real property serves as the primary collateral for such Commercial Loan, the related mortgaged property was free of contamination from toxic substances or hazardous wastes requiring action under applicable laws or is subject to ongoing environmental rehabilitation, and the Seller has no knowledge of any such contamination from toxic substances or hazardous waste material on any mortgaged property unless such items are below action levels or such mortgaged property is subject to ongoing environmental rehabilitation.

         (b) With respect to every Commercial Loan and related note and Commercial Loan File sold to the Purchaser and delivered to the Custodian, the Seller represents and warrants to the Purchaser (which representations and warranties may be relied upon by the Lender, as if made directly to the Lender) that:

                  (i) Such note evidencing a Commercial Loan and the related Commercial Loan File are complete and authentic and all signatures thereon are genuine.

                  (ii) Such Commercial Loan was (a) originated by the Seller pursuant to its published underwriting criteria existing at the time the Commercial Loans were originated if such Commercial Loans were originated prior to the date hereof and if such criteria was different than the criteria heretofore supplied to the Purchaser and the Lender,
         (b) originated by the Seller pursuant to its published underwriting criteria heretofore supplied to the Purchaser and the Lender (or if such criteria have been changed, the terms of such new underwriting criteria shall have been supplied to the Purchaser and the Lender) or
         (c) originated by third parties and re-underwritten by the Seller on terms consistent with its published underwriting criteria (or pursuant to other underwriting criteria previously supplied to the Purchaser and the Lender), and such Commercial Loan arose from a bona fide loan, complying with all applicable state and Federal laws and regulations, to Persons having legal capacity to contract and is not subject to any defense, set-off or counterclaim.

                  (iii) All amounts represented to be payable on such Commercial Loan are, in fact, payable in accordance with the provisions of such Commercial Loan.

                  (iv) No payment default or material non-payment default has occurred in any provisions of such Commercial Loan.

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                  (v) Any real property subject to any security interest granted by an obligor in connection with any Commercial Loan is not subject to any other encumbrances other than (i) a stated prior mortgage or mortgages, (ii) liens for taxes not yet due and payable or similar governmental charges not yet due and payable or still subject to payment without interest or penalty or (iii) zoning restrictions, utility easements, covenants or conditions and restrictions of record and other encumbrances, which will neither defeat nor render invalid such security interest or the priority thereof nor materially impair the marketability or value of such real property nor be violated by the existing improvements or the intended use thereof.

                  (vi) The Seller holds good and indefeasible title to, and is the sole owner of, such Commercial Loan, subject to no liens, charges, mortgages, participations, encumbrances or rights of any Person.

                  (vii) Each Commercial Loan conforms to the description thereof as set forth on the related Commercial Loan Schedule delivered to the Custodian, the Purchaser and the Lender.

                  (viii) The Commercial Loans do not have characteristics which are materially worse than those of other loans made to small business concerns financed by the Seller during the twelve-month period preceding the related Sale Date.

                  (ix) No Commercial Loan shall have been originated in, or be subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Commercial Loan under this Agreement shall be unlawful, void or voidable.

                  (x) With respect to each Insured Commercial Loan, the related Insurance Policy is in full force and effect and the holder of such Insured Commercial Loan is entitled to the full benefits of such Insurance Policy.

                  (xi) Except for Insured Commercial Loans, the obligor on such Commercial Loan is a United States entity.

                  (xii) Such Commercial Loan is payable on U.S. Dollars.

                  (xiii) The first payment due on such Commercial Loan was not, or will not be, 30 or more days delinquent in payment.

         (c) The Seller covenants with the Purchaser and the Lender, that until the Expiration Date of this Agreement:

                  1. The Seller's Tangible Net Worth (determined in accordance with GAAP) shall not be less than $47,500,000.

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                  2.       The Seller's Tangible Net Worth shall not be less
         than its Tangible Net Worth as shown on the Seller's financial statements as of September 30, 1999 (as delivered previously to the Lender) plus fifty percent (50%) of all accumulated positive net income from September 30, 1999 less $4,000,000. "Tangible Net Worth" means the difference between (x) net worth determined in accordance with GAAP less (y) the sum of (i) receivables from stockholders or affiliates of the Seller and (ii) intangible assets determined in accordance with GAAP (which include assets such as copyrights, patents, trademarks, goodwill, computer programs, capitalized advertising costs, organization costs, licenses, leases, franchises, exploration permits, and import and export permits, etc.).

                  3. The Seller's leverage ratio shall not exceed 8:1, such ratio being the ratio of (x) the Seller's total liabilities plus an amount equal to all Advances under the Warehouse and Security Agreement, less subordinated debt maturing in more than one year, to
         (y) the Seller's Tangible Net Worth (determined as set forth above).

                  4. The Seller shall be "well capitalized" as defined in 12 CFR Part.

                  5. The Seller will continue to be a wholly-owned subsidiary of the Parent and the Purchaser will continue to be a wholly-owned subsidiary of the Seller.

                  6. The Seller will continue to maintain for itself and its subsidiaries insurance coverage with respect to employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount of at least $4,000,000, and shall name Lender as a loss payee.

                  7. Notwithstanding anything to the contrary contained herein, with the prior written consent of the Purchaser and the Lender (not to be unreasonably withheld) Seller is permitted to assign its rights and obligations hereunder to another wholly-owned subsidiary of the Parent (the "Assignee") (in which case all of the provisions of this Agreement shall, to the same extent as they apply to the Seller hereunder, apply to the Assignee rather than to the Seller) on the condition that (a) the Assignee acquires substantially all of the Seller's assets relating to its commercial lending business, (b) the Assignee assumes substantially all of the Seller's liabilities relating to its commercial lending business, (c) the Purchaser and the Lender receive such documents evidencing (a) and (b) above as the Purchaser of the Lender shall reasonably request, and (d) Seller and Assignee execute and deliver to the Purchaser and the Lender such amendments to this Agreement and the Custody Agreement and such opinions of counsel as Lender shall reasonably request in order to evidence that the Assignee has assumed all of the Seller's rights and obligations, and is bound by all of the Seller's agreements, set forth herein.

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                  8.       The Seller shall make available to the Purchaser and
         the Lender and its agents and employees, upon reasonable prior notice and during normal business hours, the books and records of the Seller relating to the Commercial Loans and the transactions contemplated hereby.

         (d) It is understood and agreed that the representations and warranties and covenants set forth in this Section 5 shall survive the sale or contribution of a Commercial Loan to the Purchaser and any pledge of such Commercial Loan by the Purchaser to the Lender and shall continue so long as any such Commercial Loan shall remain outstanding until such time as such Commercial Loan is repurchased pursuant to Section 5(e). The Seller acknowledges that it has been advised that the Purchaser may assign all or part of its right, title and interest in and to each Commercial Loan and its right to exercise the remedies created by this Section 5 to the Lender. The Seller agrees that, upon any such assignment, the Lender may enforce directly, without joinder of the Purchaser (but subject to any defense that the Seller may have under this Agreement), the purchase obligations of the Seller set forth in Section 5(e) with respect to breaches of the representations and warranties set forth in
Section 5(a) and Section 5(b) or breaches of the covenants contained in Section 5(c).

         (e) Upon discovery by the Purchaser, the Lender, any subsequent assignee or the Seller of a breach of any of the representations and warranties in Section 5(a) or Section 5(b) or breaches of the covenants contained in
Section 5(c), which materially and adversely affects the value of a Commercial Loan or the interests of the Purchaser or a subsequent assignee therein, the party discovering such breach or failure to deliver shall give prompt written notice to the other parties. If, at the time of such discovery, (i) no loss has yet occurred with respect to such Commercial Loan, (ii) such breach or failure to deliver is curable and (iii) Seller shall have failed to cure such breach within 30 days after the earlier of (A) the Seller's discovery of such breach and (B) the Seller's receipt of written notice of such breach, then if requested in writing by notice from the Purchaser or any subsequent assignee, the Seller shall immediately repurchase such Commercial Loan by remitting an amount equal to the Repurchase Price in the manner specified in such notice. Any such repurchase shall be made without recourse against, or warranty, express or implied, of the Purchaser or any such assignee. Notwithstanding the immediately preceding sentence, in connection with any such repurchase, the Purchaser shall in writing represent to the Seller (i) the amount of the remaining balance of the relevant Commercial Loan and (ii) that the Purchaser has not violated in any material way any laws applicable to the collectibility of such Commercial Loan. The Purchaser or any subsequent assignee shall execute and deliver an assignment substantially in the form of Exhibit B attached hereto and made a part hereof to vest ownership of such Commercial Loan in the Seller. If, at the time of the discovery of such breach, a loss has occurred with respect to such Commercial Loan, then the Seller shall pay to the Purchaser or any subsequent assignee an amount equal to the amount, if any, by which the Repurchase Price exceeds the net proceeds from such Commercial Loan. It is understood and agreed that the obligation of the Seller to repurchase any Commercial Loan pursuant to this
Section 5(e) or to make the payment described in the immediately preceding sentence (the "Repurchase Requirement") shall constitute the sole remedy for the breach of any representation or warranty set forth in Section 5(b); provided, that the foregoing limitation shall not be construed to limit in any manner the Purchaser's rights to (a) declare the Termination Date to have occurred to the extent that such breaches also constitute, or contribute to the determination of, an Event of Purchase Termination, or (b) offset the amount of the Repurchase Price from the Commercial Loan Acquisition Price in connection with any other Commercial Loans. It is also understood and agreed that upon the repurchase by Seller of a Commercial Loan in accordance with this Section 5(e) and the payment by Seller of all monies required to be paid by it under this Section 5(e) it is the intention of the parties hereto and the Purchaser warrants that, if the seller of such Commercial Loan is the Purchaser, Seller shall own all right, title and interest of the Purchaser in and to such Commercial Loan.

         (f) With respect to any representations and warranties contained in Section 5(b) which are made to the best of the Seller's knowledge, if it is discovered that any representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of a Commercial Loan or the interests of the Purchaser or any assignee thereof, then notwithstanding the Seller's lack of knowledge of the accuracy of such representation and warranty at the time such representation or warranty was made, such inaccuracy shall be deemed a breach of such representation or warranty for purposes of the Repurchase Requirement described in Section 5(e).

         (g) It is understood and agreed that the Repurchase Requirement shall survive any assignment of a Commercial Loan by the Purchaser to any subsequent assignee and shall continue so long as any such Commercial Loan shall remain outstanding notwithstanding any termination of this Agreement.

         SECTION 6. Additional Covenants of Seller. Seller shall, unless the Purchaser shall otherwise consent in writing:

         (a) comply in all material respects with all applicable laws, rules, regulations and orders with respect to itself, its business and properties; and

         (b) preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its organization.

         SECTION 7. Events of Purchase Termination. If any of the following events (each, an "Event of Purchase Termination") shall occur and be continuing:

         (a) the Seller shall fail to perform or observe any material term, covenant or agreement contained in this Agreement and such failure shall remain unremedied for 30 days after written notice thereof shall have been given by the Purchaser to the Seller; or

         (b) an Event of Default under the Warehouse and Security Agreement which default results in the acceleration of the Loan (as defined in the Warehouse and Security Agreement); or

         (c) there is a material breach of any of the representations and warranties of the Seller set forth in Section 5(a) or a breach of any covenant set forth in Section 5(c); or

         (d) this Agreement and each Sale Assignment shall for any reason cease to evidence the transfer to the Purchaser of the legal, equitable and marketable title to, and ownership of, the Commercial Loans; or

         (e) the Purchaser becomes obligated to cease purchasing Commercial Loans from the Seller in accordance with the Warehouse and Security Agreement;

then and in any such event, the Purchaser may, by notice to the Seller declare an Event of Purchase Termination to have occurred, in which case the date of termination of this Agreement (the "Termination Date") shall be the date such notice is given without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Seller; provided, that in the event that any of the Events of Purchase Termination described in subsections (d) or
(e) of this Section 7 shall have occurred, an Event of Purchase Termination shall be deemed to have been declared in which case the Termination Date shall be on the date on which such Event of Purchase Termination shall have occurred, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller. Upon any such actual declaration or deemed declaration, (i) all of the Seller's rights under this Agreement (except its rights by virtue of the Purchaser not having performed its obligations and agreements hereunder) shall terminate and (ii) the Purchaser shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC and other applicable law, which rights shall be cumulative.

         SECTION 8. No Proceedings. The Seller hereby agrees that it will not, directly or indirectly, institute, or cause to be instituted, or join any Person in instituting, against the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law so long as there shall not have elapsed one year plus one day since the Maturity Date of the Loan (each as defined in and) made pursuant to the Warehouse and Security Agreement.

         SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and mailed or telecommunicated, or delivered as to each party hereto, at its address set forth under its name on the signature page hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.

         SECTION 10. No Waiver; Remedies. No failure on the part of the Seller, the Purchaser or any assignee thereof to exercise, and no delay in exercising, any right hereunder or under any Sale Assignment shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

The remedies herein provided are cumulative and not exclusive of any other remedies provided by law.

         SECTION 11. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Seller, the Purchaser and their respective successors and permitted assigns. Any assignee shall be an express third party beneficiary of this Agreement, entitled to directly enforce this Agreement. The Seller may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Purchaser and any assignee. The Purchaser may, and intends to, assign all of its rights hereunder and the Seller consents to any such assignment. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided, that the rights and remedies with respect to any breach of any representation, warranty or covenant made by the Seller pursuant to
Section 5 and the Repurchase Requirement shall be continuing and shall survive any termination of this Agreement.

         SECTION 12. Amendments; Consents and Waivers. No modification, amendment or waiver of, or with respect to, any provision of this Agreement, and all other agreements, instruments and documents delivered thereto, nor consent to any departure by the Seller from any of the terms or conditions thereof shall be effective unless it shall be in writing and signed by each of the parties hereto and the written consent of the Lender is given. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand by the Seller in any case shall, in itself, entitle it to any other consent or further notice or demand in similar or other circumstances. The Seller acknowledges that in connection with the intended assignment by the Purchaser of all of the Seller's right, title and interest in and to each Commercial Loan to the Lender, the Purchaser intends to enter into certain financing and security arrangements with the Lender, and the Lender, subject to the terms of such arrangements, shall provide funds to the Purchaser to purchase Commercial Loans hereunder and pursuant to which the ability of the Purchaser to perform hereunder (including its ability to purchase Commercial Loans and to render consents hereunder) shall be subject to the consent of the Lender. Notwithstanding the above, the obligation of the Purchaser to perform hereunder shall not be diminished by the existence of such arrangements.

         SECTION 13. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation, shall not in any way be affected or impaired thereby in any other jurisdiction. Without limiting the generality of the foregoing, in the event that a Governmental Authority determines that the Purchaser may not purchase or acquire Commercial Loans, the transactions evidenced hereby shall constitute a loan and not a purchase and sale, notwithstanding the otherwise applicable intent of the parties hereto and the Seller shall be deemed to have granted to the Purchaser as of the date of each Sale a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Commercial Loans, and all proceeds thereof.

         SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION.

         (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW.

         (B) THE SELLER AND THE PURCHASER HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE SELLER AND THE PURCHASER EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE SELLER OR THE PURCHASER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY OF THEM TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

         SECTION 15. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 16. Execution in Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement.

         SECTION 17. Intended Third Party Beneficiary. The Seller and the Purchaser hereby agree that the Lender is an intended third party beneficiary of this Agreement and all representations, warranties and covenants made by the Seller herein may be relied upon and shall also be for the benefit of the Lender.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Commercial Loan Sale Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                FIRST INTERNATIONAL BANK,
                                  as Seller


                                By: /s/Theodore J. Horan
                                   ----------------------------
                                    Name:    Theodore J. Horan
                                    Title:   Senior Vice President
                                    Address: 280 Trumbull Street
                                             Hartford, Connecticut  06103
                                    Telephone:        (860) 241-2595
                                    Telecopier:       (860) 241-4726


                                FIB HOLDINGS, INC.
                                  as Purchaser


                                By:    /s/Theodore J. Horan
                                   ----------------------------
                                    Name:     Theodore J. Horan
                                    Title:    Vice President
                                    Address: 280 Trumbull Street
                                             Hartford, Connecticut  06103
                                    Telephone:        (860) 241-2595
                                    Telecopier:       (860) 241-4726